UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021 (November 16, 2021)

LEO HOLDINGS III CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40125	98-1584830
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Albany Financial Center South Ocean Blvd Suite #507 P.O. Box SP-63158 New Providence, Nassau, The Bahamas
(Address of principal executive offices)	(Zip Code)

(310) 800 1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	LIII.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	LIII	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LIII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 16, 2021, Leo Holdings III Corp (“Leo”) held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”), at which holders of 25,806,674 ordinary shares held of record as of October 15, 2021, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 75.07% of the voting power of Leo’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. Following the Extraordinary General Meeting, Leo held a special meeting of its public warrant holders (the “Warrant Holders Meeting”), at which holders of 3,439,492 public warrants held of record, as of October 15, 2021, the record date for the Warrant Holders Meeting, were present in person or by proxy, representing approximately 62.54% of the voting power of Leo’s public warrants as of the record date for the Warrant Holders Meeting, and constituting a quorum for the transaction of business.

The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Leo, which was filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2021 (the “Proxy Statement”). A summary of the voting results at the Extraordinary General Meeting and the Warrant Holders Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Governing Documents Proposals, the NYSE Proposal, the Incentive Award Plan Proposal, the Employee Stock Purchase Plan Proposal and the Director Election Proposal (each as defined in the Proxy Statement). As there were sufficient votes to approve these proposals, the Adjournment Proposal (as defined in the Proxy Statement) was not presented to shareholders.

The public warrant holders approved the Warrant Amendment Proposal (as defined in the Proxy Statement). As there were sufficient votes to approve this proposal, the Warrant Holders Adjournment Proposal (as defined in the Proxy Statement) was not presented to public warrant holders.

The voting results for each proposal at the Extraordinary General Meeting were as follows:

The Business Combination Proposal

For	Against	Abstain
25,436,941	252,617	117,116

The Domestication Proposal

For	Against	Abstain
25,436,941	252,617	117,116

The Charter Proposal

For	Against	Abstain
25,436,931	252,617	117,126

The Governing Documents Proposal A

For	Against	Abstain
23,015,202	2,674,356	117,116

The Governing Documents Proposal B

For	Against	Abstain
23,015,202	2,674,356	117,116

The Governing Documents Proposal C

For	Against	Abstain
23,015,202	2,674,356	117,116

The Governing Documents Proposal D

For	Against	Abstain
23,015,202	2,674,356	117,116

The NYSE Proposal

For	Against	Abstain
25,436,941	252,617	117,116

The Incentive Award Plan Proposal

For	Against	Abstain
23,013,012	2,674,536	119,126

The Employee Stock Purchase Plan Proposal

For	Against	Abstain
23,013,053	2,674,505	119,116

The Director Election Proposal (Class B Shares only)

For	Against	Abstain
6,875,000	0	0

The Adjournment Proposal

For	Against	Abstain
23,509,011	2,180,547	117,116

The voting results for each proposal at the Warrant Holders Meeting were as follows:

The Warrant Amendment Proposal

For	Against	Abstain
3,418,287	15,000	6,205

The Adjournment Proposal

For	Against	Abstain
3,372,542	60,745	6,205

Additional Information

Based on the results of the Extraordinary General Meeting and the Warrant Holders Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of June 17, 2021, by and among Leo, Longleaf Merger Sub, Inc., a Delaware corporation, Longleaf Merger Sub II, LLC, a Delaware limited liability company, and Local Bounti Corporation, a Delaware corporation (“Local Bounti”), including the Domestication and the Merger (as such terms are defined in the Proxy Statement), are expected to be consummated early the week of November 22, 2021. Following the consummation of the Transactions, the common stock and warrants of New Local Bounti (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the ticker symbols “LOCL” and “LOCL WS,” respectively.

On November 17, 2021, Leo issued a press release announcing the voting results of the Business Combination Proposal at the General Meeting and the Warrant Amendment Proposal at the Warrant Holders Meeting. A copy of the press release is furnished hereto as Exhibit 99.1.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Leo’s and Local Bounti’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Leo’s and Local Bounti’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination (the “Business Combination”), the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Leo’s and Local Bounti’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against Leo and Local Bounti following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Leo or other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (5) the amount of redemption requests made by Leo’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Local Bounti or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time, including those under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Leo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021, and which are set forth in the Registration Statement on Form S-4 (as amended or supplemented through the date hereof, the “Registration

Statement”), which includes a joint proxy statement/prospectus filed by Leo on July 19, 2021 and in Leo’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Leo cautions that the foregoing list of factors is not exclusive. Leo cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Leo does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2021

LEO HOLDINGS III CORP.

By:	/s/ Lyndon Lea
Name:	Lyndon Lea
Title:	Chief Executive Officer